UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2023

Masonite International Corporation

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road

Concord, Ontario L4K 2N6 Canada

(Address of principal executive offices)

(800) 895-2723

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock (no par value)	DOOR	New York Stock Exchange
(Title of class)	(Trading symbol)	(Name of exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 25, 2024, Masonite International Corporation, a British Columbia corporation (“Masonite”) held a special meeting of shareholders (the “Special Meeting”) to consider certain proposals related to the Arrangement Agreement, dated as of February 8, 2024 (as may be further amended or supplemented from time to time, the “Arrangement Agreement”), by and among Masonite, Owens Corning, a Delaware corporation (“Owens Corning”), MT Acquisition Co ULC, a British Columbia unlimited liability company and an indirect wholly owned subsidiary of Owens Corning (“Purchaser”), pursuant to which, among other things, Purchaser will acquire all of the issued and outstanding common shares of Masonite at a purchase price of $133.00 per share (the “Arrangement”). The Arrangement will be implemented by way of a statutory, court-approved plan of arrangement under Division 5 of Part 9 of the Business Corporations Act (British Columbia), with Masonite surviving as an indirect wholly owned subsidiary of Owens Corning.

As of the close of business on March 21, 2024, the record date for the Special Meeting (the “Record Date”), there were 21,975,850 shares of common stock of Masonite, no par value per share (“Common Shares”), outstanding and entitled to vote at the Special Meeting. At the Special Meeting, the holders of a total of 16,403,875 Common Shares were present in person or represented by proxy, representing approximately 74.65% of the shares entitled to vote, and at least three shareholders, constituting a quorum.

At the Special Meeting, the following proposals were considered. For more information on the following proposals, please refer to Masonite’s definitive proxy statement (the “Proxy Statement”) for the Special Meeting, filed with the United States Securities and Exchange Commission (the “SEC”) on March 22, 2024.

(1)	the proposal to adopt a special resolution approving the Arrangement and the related proposals described in Annex B to the Proxy Statement (the “Arrangement Resolution Proposal”);

(2)

the proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Masonite’s named executive officers that is based on or otherwise related to the Arrangement Agreement and the transactions contemplated by the Arrangement Agreement (the “Compensation Proposal”); and

(3)

the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Arrangement Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

The proposals were approved by the requisite vote of Masonite’s shareholders. Sufficient votes were received to approve the Adjournment Proposal, but such an adjournment was not necessary in light of the approval of the Arrangement Resolution Proposal. The final voting results for each proposal are described below.

1.	Masonite’s shareholders voted on the Arrangement Resolution Proposal:

For	Against	Abstain	Broker Non-Votes
16,366,246	13,319	24,310	0

2.	Masonite’s shareholders voted on the Compensation Proposal:

For	Against	Abstain	Broker Non-Votes
15,831,770	499,147	72,958	0

3.	Masonite’s shareholders voted on the Adjournment Proposal:

For	Against	Abstain	Broker Non-Votes
15,802,336	567,649	33,890	0

Pursuant to the terms of the Arrangement Agreement, the completion of the Arrangement remains subject to various conditions, including, among other things, (a) the issuance of interim and final orders by the Supreme Court of British Columbia approving the Arrangement, (b) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (as amended) and the receipt of certain required regulatory clearances and approvals in other jurisdictions under applicable antitrust and foreign direct investment laws and regulations and (c) the absence of any law, injunction, order or other judgment prohibiting, rendering illegal or permanently enjoining the consummation of the Arrangement, certain of which are still pending. Each of Masonite’s and Owens Corning’s obligation to consummate the Arrangement is also subject to the accuracy of the other party’s representations and warranties contained in the Arrangement Agreement (subject, with specified exceptions, to materiality or “Material Adverse Effect” standards), the other party’s performance of its covenants and agreements in the Arrangement Agreement in all material respects, and in the case of Purchaser’s obligation to consummate the Arrangement, the absence of any “Material Adverse Effect” on Masonite. As of the date of this Current Report on Form 8-K, the Arrangement is currently expected to close mid-2024, subject to the aforementioned closing conditions.

Item 8.01	Other Events

On April 25, 2024, Masonite issued a press release announcing the voting results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Masonite International Corporation, dated April 25, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements present our current forecasts and estimates of future events. These statements do not strictly relate to historical or current results and can be identified by words such as “anticipate,” “appear,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “seek,” “should,” “strategy,” “will,” “can,” “could,” “predict,” “future,” “potential,” “intend,” “forecast,” “look,” “build,” “focus,” “create,” “work,” “continue,” “target,” “poised,” “advance,” “drive,” “aim,” “approach,” “seek,” “schedule,” “position,” “pursue,” “progress,” “budget,” “outlook,” “trend,” “guidance,” “commit,” “on track,” “objective,” “goal,” “opportunity,” “ambitions,” “aspire” and variations of negatives of such terms or variations thereof. Other words and terms of similar meaning or import in connection with any discussion of future plans, actions, events or operating, financial or other performance identify forward-looking statements.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the transactions contemplated by the Arrangement Agreement, including the Arrangement (the “Transaction”), including the expected time period to consummate the Transaction, the anticipated benefits

(including synergies) of the Transaction and integration and transition plans, opportunities, anticipated future performance, expected share buyback programs and expected dividends. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties, assumptions and other factors, many of which are beyond the control of Masonite and Owens Corning, that could cause actual results to differ materially from the results projected in such forward-looking statements. These risks, uncertainties, assumptions and other factors include, without limitation: statements regarding the expected timing and structure of the Transaction; the ability of the parties to complete the Transaction; the expected benefits of the Transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the timing, receipt and terms and conditions of any required governmental, court and regulatory approvals of the Transaction; the ability of Owens Corning to successfully integrate the operations of Masonite and to achieve expected synergies; cost reductions and/or productivity improvements, including the risk that problems may arise which may result in the combined company not operating as effectively and efficiently as expected; the occurrence of any event, change or other circumstances that could give rise to the termination of the Arrangement Agreement; the risk that the anticipated tax treatment of the Transaction is not obtained; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of Masonite’s common shares; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and businesses generally, including the ability of Masonite and Owens Corning to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; unexpected future capital expenditures; potential litigation relating to the Transaction that could be instituted against Masonite and/or Owens Corning or their respective directors and/or officers; third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing; levels of residential and commercial or industrial construction activity; demand for Masonite and Owens Corning products; industry and economic conditions including, but not limited to, supply chain disruptions, recessionary conditions, inflationary pressures, interest rate and financial market volatility and the viability of banks and other financial institutions; availability and cost of energy and raw materials; levels of global industrial production; competitive and pricing factors; relationships with key customers and customer concentration in certain areas; issues related to acquisitions, divestitures and joint ventures or expansions; various events that could disrupt operations, including climate change, weather conditions and storm activity such as droughts, floods, avalanches and earthquakes, cybersecurity attacks, security threats and governmental response to them, and technological changes; legislation and related regulations or interpretations, in the United States or elsewhere; domestic and international economic and political conditions, policies or other governmental actions, as well as war and civil disturbance; changes to tariff, trade or investment policies or laws; uninsured losses, including those from natural disasters, catastrophes, pandemics, theft or sabotage; environmental, product-related or other legal and regulatory unforeseen or unknown liabilities, proceedings or actions; research and development activities and intellectual property protection; issues involving implementation and protection of information technology systems; foreign exchange and commodity price fluctuations; levels of indebtedness; liquidity and the availability and cost of credit; rating agency actions and Masonite’s ability to access short-and long-term debt markets on a timely and affordable basis; the level of fixed costs required to run Masonite’s businesses; levels of goodwill or other indefinite-lived intangible assets; labor disputes or shortages, changes in labor costs and labor difficulties; effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of Masonite’s control; and other factors detailed from time to time in Masonite’s SEC filings.

All forward-looking statements in this communication should be considered in the context of the risks and other factors described above and in the specific factors discussed under the heading “Risk Factors” in both Masonite’s and Owens Corning’s most recent Annual Report on Form 10-K filed with the SEC, in each case as these risk factors are amended or supplemented by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are incorporated by reference into the definitive proxy statement filed by Masonite with the SEC on March 22, 2024. Masonite’s reports that are filed with the SEC are available on Masonite’s website at https://investor.masonite.com/ and on the SEC’s website at http://www.sec.gov, and Owens Corning’s reports that are filed with the SEC are available on Owens Corning’s website at https://investor.owenscorning.com/investors and on the SEC website at http://www.sec.gov. Any forward-looking statements speak only as of the date the statement is made and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results may differ materially from those anticipated or implied in the forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date: April 25, 2024	By:	/s/ James C. Pelletier
	Name:	James C. Pelletier
	Title:	Senior Vice President, General Counsel and Corporate Secretary